EXHIBIT 32.02

Section 1350 Certification

In connection with this quarterly report of Aspect Global Diversified Fund LP (the “Fund”), on Form 10-Q for the quarter ended September 30, 2009 as filed with the U.S. Securities and Exchange Commission on the date hereof (this “Report”) I, Yun T. Callahan, Controller and Interim Chief Financial Officer of Steben & Company, Inc., the General Partner of the Fund certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1.  This Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

2.  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Yun T. Callahan	Date: November 16, 2009
Yun T. Callahan
Controller and Interim Chief Financial Officer
(Principal Financial Officer)

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